METROPOLITAN SERIES FUND

SUPPLEMENT DATED JANUARY 27, 2017

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2016, AS SUPPLEMENTED

BARCLAYS AGGREGATE BOND INDEX PORTFOLIO

Effective immediately, the name of the Barclays Aggregate Bond Index Portfolio (the “Portfolio”) is changed to MetLife Aggregate Bond Index Portfolio. In addition, Barclays U.S. Aggregate Bond Index has been renamed Bloomberg Barclays U.S. Aggregate Bond Index as a result of the acquisition by Bloomberg L.P. of certain businesses from Barclays PLC. All references to the former name of the Portfolio contained in the Statement of Additional Information (the “SAI”) are changed to reflect the Portfolio’s new name and references in the SAI to Barclays U.S. Aggregate Bond Index are changed to Bloomberg Barclays U.S. Aggregate Bond Index. The Insurance Companies (as defined in the Portfolio’s Prospectus) may temporarily continue to refer to Barclays U.S. Aggregate Bond Index and to the Portfolio by their original names in their forms and communications until such documents can be revised.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE